SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 Date of Report
              (Date of earliest event reported) - January 8, 1996


                         UNITED COUNTIES BANCORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                   NEW JERSEY
                 (State or Other Jurisdiction of Incorporation)


                 0-11282                          22-2453041
        (Commission File Number)        (IRS Employer Identification No.)


                Four Commerce Drive, Cranford, New Jersey  07016
                    (Address of Principal Executive Offices)

                                 (908) 931-6600
                        (Registrant's Telephone Number)






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                               Page 1 of 5 Pages
                            Exhibit Index on Page 5
Item 5.    Other Events


      United Counties Bancorporation, announced today, January 8, 1996, that it will reconvene the adjourned Special Meeting of Stockholders on Wednesday, February 7, 1996, to vote on the proposed merger with Meridian Bancorp, Inc. The meeting was adjourned to permit shareholders to receive supplemental information concerning the proposed merger of CoreStates Financial Corp and Meridian Bancorp, Inc.























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                               Page 2 of 5 Pages
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 UNITED COUNTIES BANCORPORATION


Dated:  January 10, 1996         By: /S/Nicholas A. Frungillo, Jr.
                                     -----------------------------

                                             Treasurer and
                                        Chief Financial Officer










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                               Page 3 of 5 Pages
Item 7.    Exhibits


      99.1    Press Release of United Counties Bancorporation
                 dated January 8, 1996
























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                               Page 4 of 5 Pages
Exhibit 99.1
                Press Release of United Counties Bancorporation
                                January 8, 1996


      United Counties Bancorporation, announced today that it will reconvene the adjourned Special Meeting of Stockholders on Wednesday, February 7, 1996, to vote on the proposed merger with Meridian Bancorp, Inc. The Meeting was adjourned to permit shareholders to receive supplemental information concerning the proposed merger of CoreStates Financial Corp and Meridian Bancorp, Inc.